Exhibit 99.1

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                      RENAISSANCE MORTGAGE ACCEPTANCE CORP.

                                  as Purchaser,



                        RENAISSANCE REIT INVESTMENT CORP.

                                   as Seller,

                                       and



                            DELTA FUNDING CORPORATION

                                  as Originator

                           --------------------------

                  MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT
                                  Series 2005-1
                           Dated as of March 31, 2005

                           --------------------------


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
                                TABLE OF CONTENTS
                                -----------------

                                                                                                   Page
                                                                                                   ----
ARTICLE I       DEFINITIONS...........................................................................2

   Section 1.1    Definitions.........................................................................2

ARTICLE II      SALE OF MORTGAGE LOANS AND RELATED PROVISIONS.........................................2

   Section 2.1    Sale of Mortgage Loans..............................................................2
   Section 2.2    Agreement to Purchase...............................................................6

ARTICLE III     REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH...................................6

   Section 3.1    Representations and Warranties......................................................6
   Section 3.2    Substitution of Mortgage Loans.....................................................18

ARTICLE IV      SELLER'S COVENANTS...................................................................19

   Section 4.1    Covenants of the Seller............................................................19

ARTICLE V       INDEMNIFICATION BY THE ORIGINATOR....................................................20

   Section 5.1    Indemnification....................................................................20
   Section 5.2    Limitation on Liability of the Originator and the Seller...........................21

ARTICLE VI      TERMINATION..........................................................................21

   Section 6.1    Termination........................................................................21

ARTICLE VII     ADMINISTRATIVE DUTIES................................................................21

   Section 7.1    Administrative Duties..............................................................21
   Section 7.2    Records............................................................................24
   Section 7.3    Additional Information to be Furnished.............................................24

ARTICLE VIII    MISCELLANEOUS PROVISIONS.............................................................24

   Section 8.1    Amendment..........................................................................24
   Section 8.2    Governing Law......................................................................24
   Section 8.3    Notices............................................................................24
   Section 8.4    Severability of Provisions.........................................................25
   Section 8.5    Relationship of Parties............................................................25
   Section 8.6    Counterparts.......................................................................25
   Section 8.7    Further Agreements.................................................................25
   Section 8.8    Intention of the Parties...........................................................25
   Section 8.9    Successors and Assigns; Assignment of Purchase Agreement...........................25
   Section 8.10   Survival...........................................................................25
   Section 8.11   Third Party Beneficiary............................................................25

EXHIBIT A
                  MORTGAGE LOAN SCHEDULE............................................................A-1



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                  This MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT (this
"Agreement"), dated as of March 31, 2005, is made among Renaissance REIT Investment Corp. (the "Seller"), Renaissance Mortgage Acceptance Corp. (the "Purchaser") and Delta Funding Corporation (the "Originator").


                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Seller owns the Mortgage Loans indicated on the Mortgage Loan Schedule attached as Exhibit A hereto (the "Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, (b) the proceeds of any insurance policies covering the Mortgage Loans and (c) its rights with respect to each of the Group I Interest Rate Cap Agreement and the NIMs Interest Rate Cap Agreement; and

                  WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser and transfer its rights under the Group I Interest Rate Cap Agreement and the NIMs Interest Rate Cap Agreement to the Purchaser, and that the Originator make certain representations and warranties on the Closing Date and undertake certain obligations on the Closing Date with respect to such Mortgage Loans, in each case pursuant to the terms of this Agreement; and

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of March 31, 2005 (the "Trust Agreement"), among the Purchaser, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and Wells Fargo Bank, N.A., as certificate registrar and certificate paying agent, the Purchaser will convey the Mortgage Loans to the Issuer; and

                  WHEREAS, pursuant to the terms of a Servicing Agreement dated as of March 31, 2005 (the "Servicing Agreement"), among Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Ocwen Federal Bank FSB, servicer (the "Servicer"), Renaissance Home Equity Loan Trust 2005-1, as issuer (the "Issuer") and HSBC Bank USA, National Association, as indenture trustee (the "Indenture Trustee"), the Servicer will service the Mortgage Loans directly or through one or more Subservicers and the Master Servicer will provide master servicing functions; and

                  WHEREAS, pursuant to the terms of an Indenture dated as of March 31, 2005 (the "Indenture"), between the Issuer, the Indenture Trustee and the Securities Administrator, the Issuer will pledge the Mortgage Loans to the Indenture Trustee and issue and transfer to the Purchaser the Asset-Backed Notes, Series 2005-1 (collectively, the "Notes"), representing debt of the Issuer; and

                  WHEREAS, the parties intend these transactions to be treated for federal, state and local tax purposes as the retention by the Seller of ownership of the Mortgage Loans and issuance by the Seller of secured indebtedness evidenced by the Notes, and have mutually covenanted to treat the transactions consistent with that intent for all federal, state and local tax purposes;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 DEFINITIONS. For all purposes of this Mortgage Loan Sale and Contribution Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached to the Indenture as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.


                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

                  Section 2.1 SALE OF MORTGAGE LOANS.

                  (a) The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and otherwise convey, to the Purchaser, without recourse, (subject to Sections 2.2 and 3.1) (i) all of its right, title and interest in and to each Mortgage Loan, including the Cut-Off Date Principal Balance and all collections in respect of interest and principal received after the Cut-Off Date (other than payments in respect of accrued interest and principal due on or before March 1, 2005); (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans and (v) all proceeds of any of the foregoing.

                  (b) In connection with such transfer, assignment and conveyance the Seller shall deliver to, and deposit with, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan (the "Related Documents") and the related Mortgage Loan Schedule in computer readable format:

                  (i) The original Mortgage Note, with all prior and intervening endorsements showing a complete chain of endorsements from the originator of the Mortgage Loan to the Person so endorsing the Mortgage Loan to the Indenture Trustee, endorsed by such Person "Pay to the order of HSBC Bank USA, National Association, as Indenture Trustee under the applicable agreement, without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer;

                  (ii) For each Mortgage Loan that is not a MERS Mortgage Loan, any of: (1) the original Mortgage and related power of attorney, if any, with evidence of recording thereon, (2) (A) a copy of the Mortgage, if any, certified as a true copy of the original Mortgage by a Responsible Officer of the Seller by facsimile or manual signature or by the closing attorney or by an officer of the title insurer or agent of the title insurer that issued the related title insurance policy, in such case, if the original has been transmitted for recording until such time as the original is returned by the public recording office and



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         (B) a copy of the related power of attorney, if any, or (3) a copy of the original recorded Mortgage and a copy of the related power of attorney, if any, certified by the public recording office. For each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the related Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                  (iii) For each Mortgage Loan, the original Assignment of Mortgage in recordable form, from the Seller in blank, or to "HSBC Bank USA, National Association, as Indenture Trustee under the applicable agreement";

                  (iv) The original lender's title insurance policy or a true copy thereof or, if such original lender's title insurance policy has been lost, a copy thereof certified by the appropriate title insurer to be true and complete or, if such lender's title insurance policy has not been issued as of the Closing Date, a marked up commitment (binder) to issue such policy;

                  (v) For each Mortgage Loan that was not a MERS Mortgage Loan at its origination, all intervening assignments, if any, showing a complete chain of assignments from the originator to the Seller, including any recorded warehousing assignments, with evidence of recording thereon, or a copy thereof certified by a Responsible Officer of the Seller by facsimile or manual signature, or by the closing attorney or by an officer of the title insurer or agent of the title insurer that issued the related title insurance policy, as a true copy of the original of such intervening assignments if the original has been transmitted for recording until such time as the original is returned by the public recording office or a copy of the original recorded intervening assignments certified by the public recording office;

                  (vi) Originals of all assumption, written assurance, substitution and modification agreements, if any; and

                  (vii) In the case of a Cooperative Loan, the originals of the following documents or instruments:

                           1. The Cooperative Shares, together with a stock power in blank;

                           2.       The executed Security Agreement;

                           3.       The executed Proprietary Lease;

                           4.       The executed Recognition Agreement;

                           5.       The executed assignment of Recognition
                                    Agreement;



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                           6.       The executed UCC-1 financing statements with
                                    evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Cooperative Shares and the Proprietary Lease; and

                           7. Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

                  In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Seller's expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Indenture Trustee in accordance with this Agreement for the benefit of the Noteholders, by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of Notes issued in connection with such Mortgage Loans. The Seller further agrees that it will not, and will not permit the Servicer or the Master Servicer to alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

                  In instances where, for a Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage is not delivered as provided above, and in instances where intervening assignments called for by clause (v) above are unavailable, the Seller will deliver or cause to be delivered the original recorded Mortgage and intervening assignments to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee promptly upon receipt thereof but in no event later than one year after the Closing Date.

                  The Seller hereby confirms to the Purchaser that it has caused the portions of the Electronic Ledger relating to the Mortgage Loans to be clearly and unambiguously marked, and has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Indenture Trustee, as designee of the Purchaser, and constitute part of the Trust in accordance with the terms of the trust created hereunder.

                  (c) The parties hereto intend that the transactions set forth herein be a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above and the sale by the Purchaser to the Trust of all the Purchaser's right, title and interest in and to the Mortgage Loans and other property described above. In the event either transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser, and the Purchaser hereby grants to the Indenture Trustee, a security interest in all of its respective right, title and interest in, to and under the Mortgage Loans and other property described above; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.



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                  Except as may otherwise expressly be provided herein, neither the Seller nor the Purchaser shall assign, sell, dispose of or transfer any interest in the Trust or any portion thereof, or permit the Trust or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

                  In the event that the parties hereto have failed to transfer the entire legal ownership in and to each Mortgage Loan to the Trust, the parties hereto intend that this document operate to transfer the entire equitable ownership interest in and to each Mortgage Loan to the Trust.

                  (d) Except with respect to any MERS Mortgage Loan, within thirty (30) days of the Closing Date, the Seller, at its own expense, shall prepare and send for recording the Assignments of Mortgage in favor of the Indenture Trustee, in the appropriate real property or other records. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within thirty (30) days following the Closing Date, such Assignment of Mortgage shall be submitted for recording within thirty (30) days after receipt of such information but in no event later than one year after the Closing Date. The Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Seller shall be required to submit each such Assignment of Mortgage for recording. Any failure of the Seller to comply with this Section 2.1(d) shall result in the obligation of the Seller to purchase or substitute for the related Mortgage Loans pursuant to the provisions of Section 2.2.

                  (e)      [Reserved].

                  (f) If the Seller is given notice that a Mortgage File is defective or incomplete and if the Seller does not correct or cure such omission or defect within the 90-day period specified in this Section 2.1(f), the Seller shall purchase such Mortgage Loan from the Trust on the Determination Date in the month following the month in which such 90-day period expired at the Purchase Price of such Mortgage Loan. At any time the Seller exercises its option to repurchase any Mortgage Loan pursuant to Section 3.1, the Seller shall notify the Purchaser, the Servicer, the Master Servicer, the Securities Administrator and the Indenture Trustee of any such repurchase no later than five Business Days prior to the Determination Date of the month in which it wishes to repurchase such Mortgage Loans and the Seller shall repurchase such Mortgage Loan from the Trust on such Determination Date. The Purchase Price for any purchased or repurchased Mortgage Loan shall be delivered to the Servicer for deposit in the Collection Account no later than the applicable Determination Date; and, upon receipt by the Indenture Trustee or the Custodian on behalf of the Indenture Trustee of written notification of such deposit signed by a Responsible Officer of the Seller, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall, in accordance with Section 3.07 of the Servicing Agreement, release to the Seller the related Mortgage File and the Indenture Trustee or the Custodian shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller or its designee any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Seller to purchase



                                       5
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any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Servicer (in its role as such), the Master Servicer, the Noteholders, the Securities Administrator or the Indenture Trustee on behalf of Noteholders. If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Seller shall cause the Servicer, at the Seller's expense, to either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

                  The Seller, promptly following the transfer of (i) a Mortgage Loan from or (ii) an Eligible Substitute Mortgage Loan to the Trust pursuant to this Section 2.1 or Section 3.1, as the case may be, shall amend the Mortgage Loan Schedule, appropriately mark the Electronic Ledger and make appropriate entries in its general account records to reflect such transfer and the addition of any Eligible Substitute Mortgage Loan, if applicable.

                  Section 2.2 AGREEMENT TO PURCHASE.

                  The Seller agrees to sell and the Purchaser agrees to purchase, on or before March 31, 2005 (the "Closing Date"), certain fixed-rate and adjustable-rate mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on the Cut-Off Date of $749,999,268.09 (the "Closing Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-Off Date, whether or not received, including the right to any Prepayment Charges payable by the related Mortgagors in connection with any Principal Prepayments on the Mortgage Loans. The purchase price payable in connection with such sale shall consist of (i) the cash proceeds from the sale of the Notes and (ii) delivery of the Trust Certificates to the Seller.

                  The Seller and the Purchaser intend that the sale of the Mortgage Loans to the Purchaser, followed by the Purchaser's sale of the Mortgage Loans to the Issuer, shall be treated for federal, state and local tax purposes as a transfer by the Seller directly to the Issuer (followed by the issuance by the Issuer of Notes that are intended by all parties to such issuance to be treated for federal, state and local tax purposes as indebtedness of the Seller secured by the Mortgage Loans).


                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

                  Section 3.1 REPRESENTATIONS AND WARRANTIES. The Originator (in the case of (a) and (c) below) and Seller (in the case of (b) below) hereby represents and warrants to the Purchaser as of the Closing Date (or if otherwise specified below, as of the date so specified):

                  (a)      AS TO THE ORIGINATOR:



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                           (1)      The Originator is a corporation licensed as
                  a mortgage banker duly organized, validly existing and in good standing under the laws of the state of its incorporation and has, and had at all relevant times, full corporate power to originate the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement. The Originator has all necessary licenses and is qualified to transact business in and is in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon the Originator by any state having jurisdiction;

                           (2) The execution and delivery of this Agreement by the Originator and the Originator's performance of and compliance with the terms of this Agreement will not violate the Originator's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Originator is a party or which may be applicable to the Originator or any of its assets;

                           (3) The Originator has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Originator, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                           (4) The Originator is not in violation of, and the execution and delivery of this Agreement by the Originator and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Originator or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                           (5) Except as disclosed in the Prospectus Supplement, there are no actions or proceedings against, or investigations of, the Originator pending or, to the knowledge of the Originator, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined



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


                  adversely, would prohibit or materially and adversely affect the performance by the Originator of any of its obligations under, or the validity or enforceability of, this Agreement;

                           (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                           (7) The Originator is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS;

                           (8) No Officer's Certificate, statement, report or other document prepared by the Originator and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact; and

                           (9) The transactions contemplated by this Agreement are in the ordinary course of business of the Originator.

                  (b)      AS TO THE SELLER:

                           (1) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has, and had at all relevant times, full corporate power to sell the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                           (2) The execution and delivery of this Agreement by the Seller and the Seller's performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or any of its assets;

                           (3) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof, except as such



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


                  enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                           (4) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                           (5) There are no actions or proceedings against, or investigations of, the Seller pending or, to the knowledge of the Seller, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Seller of any of its obligations under, or the validity or enforceability of, this Agreement;

                           (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                           (7) The Seller did not sell the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Purchaser;

                           (8) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claim;

                           (9) No Officer's Certificate, statement, report or other document prepared by the Seller and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact;

                           (10) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;



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


                           (11) The transactions contemplated by this Agreement are in the ordinary course of business of the Seller; and

                           (12) The Seller has caused or hereby agrees to cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any insurance policies applicable to the Mortgage Loans, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee.

                  (c)      AS TO EACH MORTGAGE LOAN:

                           (1) The information set forth on the Mortgage Loan Schedule and the Prepayment Charge Schedule is complete, true and correct as of the dates as of which the information therein is given;

                           (2) The Mortgage Notes and the Mortgages have not been assigned or pledged by the Seller to any Person other than warehouse lenders, and immediately prior to the transactions herein contemplated, the Seller had good and marketable title thereto, and was the sole owner and holder of the Mortgage Loans free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature (collectively, a "Lien"), other than any such Lien released simultaneously with the sale contemplated herein, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement, and immediately upon the transfer and assignment of each Mortgage Loan as contemplated by this Agreement, the Trust will be the sole beneficial owner of, each Mortgage Loan free and clear of any lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

                           (3) With respect to any Mortgage Loan that is not a Cooperative Loan, each Mortgage is a valid and existing lien on the property therein described, and each Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage, except (i) liens for real estate taxes and special assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage, (iv) in the case of a Mortgaged Property that is a condominium or an individual unit in a planned unit development, liens for common charges permitted by statute and (v) in the case of a Mortgage Loan secured by a second lien on the related Mortgaged Property, the related First Lien. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee establishes in the Seller a valid and subsisting lien on the property described therein, and the Seller has full right to sell and assign the same to the Trust;

                           (4) The terms of each Mortgage Note and Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Trust, and which has been delivered to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule;

                           (5) No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee;

                           (6) Except with respect to delinquencies described in clause (12) hereof, no Mortgagor is in default in complying with the terms of its Mortgage Note or Mortgage, and the Seller has not waived any default, breach, violation or event of acceleration except that the Seller may have accepted late payments, and all taxes, governmental assessments, insurance premiums or water, sewer and municipal charges which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is more recent, to the day which precedes by one (1) month the Due Date of the first installment of principal and interest;

                           (7) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or otherwise, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                           (8) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting any Mortgaged Property which are, or may be, liens prior or equal to, or coordinate with, the lien of the Mortgage except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

                           (9) All of the improvements that were included for the purpose of determining the Appraised Value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

                           (10) No improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                           (11) All parties that have had any interest in any Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all licensing requirements of the United States and of the laws of the state wherein the Mortgaged Property is located that are applicable to such parties and (2)(A) organized under the laws of such state or (B) qualified to do business in such state or exempt from such qualification in a manner so as not to affect adversely the enforceability of such Mortgage Loan or (C) federal savings and loan associations or national banks having principal offices in such state or (D) not doing business in such state;

                           (12) With respect to the Mortgage Loans, as of the Cut-Off Date, (i) all payments required to be made on each Mortgage Loan under the terms of the related Mortgage Note have been made and none of the Mortgage Loans (by Cut-Off Date Pool Balance) are 31 or more days delinquent, and (ii) no payment required to be made on any Mortgage Loan has been more than 30 to 59 days delinquent more than once during the twelve
                  (12) month period immediately preceding the Cut-Off Date;

                           (13) Each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans;

                           (14) The Mortgage Notes and the related Mortgages are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

                           (15) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, applicable to the origination and servicing of the Mortgage Loans or otherwise applicable to the Mortgage Loans have been complied with, and the Originator has and shall maintain in its possession, available for the Indenture Trustee's inspection, and shall deliver to the Indenture Trustee upon demand, evidence of compliance with all such requirements;

                           (16) Except for Escrow Repair Loans, the proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid;

                           (17) Each Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other form of policy acceptable to Fannie Mae or Freddie Mac, issued by and constituting the valid and binding obligation of a title insurer generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the case of a Mortgage Loan secured by a First Lien on the related Mortgaged Property and the second priority lien of the Mortgage in the case of a Mortgage Loan secured by a second lien on the related Mortgaged Property, in the original principal amount of the Mortgage Loan. The Originator is the sole named insured of such mortgage title insurance policy, the assignment to the Indenture Trustee of the Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer or the same has been obtained, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Originator and the Seller, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

                           (18)     All improvements upon the Mortgaged
                  Properties are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged

                  Property is located pursuant to insurance policies conforming to the requirements of this Agreement. If a Mortgaged Property was, at the time of origination of the related Mortgage Loan, in an area identified on a Flood Hazard Boundary Map or Flood Hazard Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and if the flood insurance policy referenced herein has been made available), a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in this Agreement. All individual insurance policies (collectively, the "hazard insurance policy") are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the Originator, its successors and assigns, as mortgagee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                           (19) No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or the related Mortgage, or the exercise of any right thereunder in accordance with the terms thereof, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                           (20) Each Mortgage Loan was originated or purchased and reunderwritten by the Originator;

                           (21) Except with respect to any interest-only Mortgage Loan, each Mortgage Loan is payable in Monthly Payments which would be sufficient, in the absence of late payments, to fully amortize such loan within the term thereof, beginning no later than sixty (60) days after disbursement of the proceeds of the Mortgage Loan. With the exception of no more than 1% of the Mortgage Loans which have interest rates that may be reduced if the related Mortgagor makes timely payments on such Mortgage Loan, each Mortgage Loan bears a fixed interest rate for the term of the Mortgage Loan or an adjustable-interest rate based on the related Loan Index;

                           (22) Each Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the holder thereunder;

                           (23)     No Mortgage Loan is a construction loan;

                           (24) The Mortgage Notes are not and have not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (3) above;

                           (25) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including
                  (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (ii) otherwise by judicial or nonjudicial foreclosure. There is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                           (26) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Indenture Trustee or the Noteholders to the Indenture Trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor, which fees and expenses shall constitute Servicing Advances;

                           (27) Each Mortgaged Property is located in the state identified in the Mortgage Loan Schedule. No residence or dwelling is a manufactured dwelling that is not treated as real property under local law. No Mortgaged Properties are held under a ground lease;

                           (28) The Mortgage Loans were underwritten in accordance with the Originator's underwriting guidelines described in the Prospectus under the heading "The Seller--Loan Underwriting";

                           (29) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note;

                           (30) No Mortgage Loan was originated under a buy-down plan;

                           (31) Other than as provided by this Agreement, there is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagors;

                           (32) With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File, except those documents delivered to the Indenture Trustee or Custodian on behalf of the Indenture Trustee, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby;

                           (33) No Mortgage Loan was selected for inclusion under this Agreement on any basis which was intended to have a material adverse effect on the Noteholders;

                           (34) No Mortgage Loan has a shared appreciation or other contingent interest feature;

                           (35) With respect to each Mortgage Loan secured by a second lien on the related Mortgaged Property: (a) the related First Lien does not provide for negative amortization; and (b) either no consent for the Mortgage Loan secured by a second lien on the related Mortgaged Property is required by the holder of the related First Lien or such consent has been obtained and is contained in the Mortgage File;

                           (36) Each Mortgage Loan conforms, and all the Mortgage Loans in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement;

                           (37) A full appraisal on forms approved by Fannie Mae or Freddie Mac or on a report of an insured automated valuation model of the related Mortgaged Property was performed in connection with the origination of each Mortgage Loan. Each appraisal or insured automation valuation model report meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

                           (38) To the best of the Seller's knowledge, no Mortgaged Property was, as of the related Cut-Off Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

                           (39) None of the Mortgage Loans are subject to a bankruptcy proceeding;

                           (40) Each Cooperative Loan is secured by a valid, subsisting and enforceable perfected first lien and security interest in the related Mortgaged Property, subject only to
                  (i) the rights of the Cooperative Corporation to collect Maintenance and assessments from the Mortgagor, (ii) the lien of the Blanket Mortgage, if any, on the Cooperative Property and of real property taxes, water and sewer charges, rents and assessments on the Cooperative Property not yet due and payable, and (iii) other matters to which like Cooperative Units are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement or the use, enjoyment, value or marketability of the Cooperative Unit. Each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the Seller or its designee establishes in the Seller a valid and subsisting perfected first lien on and security interest in the property described therein, and the Seller has full right to sell and assign the same;

                           (41) Each Cooperative Corporation qualifies as a "cooperative housing corporation" as defined in Section 216 of the Code;

                           (42) Each adjustable-rate Mortgage Loan is secured by a first lien, and each fixed-rate Mortgage Loan is secured by a first or second lien;

                           (43) No Mortgage Loan was subject to (i) the Home Ownership and Equity Protection Act of 1994, (ii) the regulations promulgated by the New York State Banking Department (3 NYCRR Part 41), or (iii) except as set forth in clause (48) below, any other comparable regulations or legislation enacted by any other State or regulatory body;

                           (44) Any Mortgage Loan that is subject to the regulations promulgated by the Illinois Office of Banks and Real Estate and the Department of Financial Institutions (Title 38 Chapter II Section 1050.155) or the regulations promulgated by the Vermont Commissioner of Banking (Vermont Stat. Ann. Title 9, Subsection 104, Reg. B-98-2) is in full compliance therewith as of the Closing Date;

                           (45) With respect to each Mortgage Loan that has a Prepayment Charge feature, each such Prepayment Charge is enforceable (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor's rights generally or the collectability thereof may be limited due to acceleration in connection with a foreclosure) and each Prepayment Charge is permitted pursuant to applicable federal, state and local law, subject to federal preemption where applicable;

                           (46) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable high cost (e.g., predatory and abusive) lending laws;

                           (47) Each Mortgage Loan in Loan Group II bears interest at a fixed rate for the life of the Mortgage Loan;

                           (48) No Mortgage Loan is a High Cost Home Loan and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act; and

                           (49) No Mortgage Loan is a high cost loan or a covered loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS Version 5.6(b) Glossary Revised, Appendix E).

                  It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee and the termination of the rights and obligations of the Servicer pursuant to the Servicing Agreement. Upon discovery by the Seller, the Depositor, the Servicer, the Master Servicer or a Responsible Officer of the Indenture Trustee or the Securities Administrator of a breach of any of the foregoing representations and warranties, which materially and adversely affects the value of, or the interests of the Trust or the Noteholders in, the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Within sixty (60) days of its discovery or its receipt of notice of breach, the Originator shall use all reasonable efforts to cure such breach in all material respects or shall purchase such Mortgage Loan from the Trust or substitute an Eligible Substitute Mortgage Loan as provided in
Section 3.2 for such Mortgage Loan. Any such purchase by the Seller shall be at the Purchase Price, and in each case shall be accomplished in the manner set forth in Section 2.1(f). It is understood and agreed that the obligation of the Seller to cure, substitute or purchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to the Servicer (in its role as such), the Master Servicer (in its role as such), the Noteholders, the Securities Administrator or the Indenture Trustee on behalf of Noteholders. In addition, on any Payment Date the Seller may, at its option, repurchase Mortgage Loans from the Trust (which such Mortgage Loans shall not be adversely selected), provided that such option shall terminate after the Seller has repurchased Mortgage Loans in the aggregate amount of 1% of the Cut-off Date Pool Balance. Any such repurchase by the Seller shall be at the Purchase Price, and in each case shall be accomplished in the manner set forth in Section 2.1(f).

                  Upon discovery by the Servicer, the Seller, the Depositor, the Master Servicer or a Responsible Officer of the Indenture Trustee or the Securities Administrator of a breach of the representation set forth in Section 3.1(c)(45) which materially and adversely affects the Holders of the NIMs Notes, the party discovering such breach shall give prompt written notice to the Originator. Within 60 days of the earlier of discovery by the Servicer, the Depositor, Master Servicer or the Seller, as applicable, or receipt of notice by the Originator of such breach, the Originator shall cure such breach in all material respects and pay to the Servicer for deposit into the Collection Account the amount of the scheduled Prepayment Charge, less any amount previously collected and paid by the Servicer into the Collection Account.

                  Section 3.2 SUBSTITUTION OF MORTGAGE LOANS. On or before the date on which the Seller would otherwise be required to repurchase a Mortgage Loan under Section 2.1(f) or 3.1, the Seller may deliver to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee one or more Eligible Substitute Mortgage Loans in substitution for any one or more of the Defective Mortgage Loans which the Seller would otherwise be required to repurchase pursuant to Section 2.1(f) or 3.1.

                  The Seller shall notify the Servicer, the Master Servicer, the Securities Administrator and the Indenture Trustee in writing not less than five
(5) Business Days before the related Determination Date which is on or before the date on which the Seller would otherwise be required to repurchase such Mortgage Loan pursuant to Section 2.1(f) or 3.1 of its intention to effect a substitution under this Section 3.2. On such Determination Date (the "Substitution Date"), the Seller shall deliver to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee (1) the Eligible Substitute Mortgage Loans to be substituted for the Defective Mortgage Loans, (2) a list of the Defective Mortgage Loans to be substituted for by such Eligible Substitute Mortgage Loans, (3) an Officer's Certificate (A) stating that the aggregate Principal Balance of all Eligible Substitute Mortgage Loans (determined with respect to each Eligible Substitute Mortgage Loan as of the Determination Date on which it was substituted) including the principal balance of Eligible Substitute Mortgage Loans being substituted on such Determination Date does not exceed an amount equal to 5% of the aggregate Original Class Principal Balance as of the Closing Date, (B) stating that all conditions precedent to such substitution specified in the immediately preceding paragraph have been satisfied and attaching as an exhibit a supplemental Mortgage Loan schedule (the "Supplemental Mortgage Loan Schedule") setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof and (C) confirming that the representations and warranties contained in Section 3.1 are true and correct in all material respects with respect to the Eligible Substitute Mortgage Loans on and as of such Determination Date, PROVIDED that remedies for the inaccuracy of such representations are limited as set forth in Sections 2.1(f), 3.1 and this
Section 3.2 and (4) a certificate stating that cash in the amount of the related Substitution Adjustment, if any, has been delivered to the Servicer for deposit in the Collection Account. Upon receipt of the foregoing, pursuant to Section
3.07 of the Servicing Agreement, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall release such Defective Mortgage Loans to the Seller.

                  Concurrently with the satisfaction of the conditions set forth in the immediately preceding paragraphs and the transfer of such Eligible Substitute Mortgage Loans to the Indenture Trustee pursuant to Section 2.1, the Mortgage Loan Schedule shall be deemed to be amended to exclude all Mortgage Loans being replaced by such Eligible Substitute Mortgage Loans and to include the information set forth on the Supplemental Mortgage Loan Schedule with respect to such Eligible Substitute Mortgage Loans, and all references in this Agreement to Mortgage Loans shall include such Eligible Substitute Mortgage Loans and be deemed to be made on or after the related Substitution Date, as the case may be, as to such Eligible Substitute Mortgage Loans.


                                   ARTICLE IV

                               SELLER'S COVENANTS

                  Section 4.1 COVENANTS OF THE SELLER. The Seller hereby covenants that, except for the transfer hereunder with respect to the Mortgage Loans, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on, any

Mortgage Loan, whether now existing or hereafter created, or any interest therein; the Seller will notify the Issuer, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of each of the Issuer and the Indenture Trustee, as assignee of the Purchaser and the Issuer, respectively, in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.


                                    ARTICLE V

                        INDEMNIFICATION BY THE ORIGINATOR

                  Section 5.1 INDEMNIFICATION. The Originator shall indemnify and hold harmless each of (i) the Purchaser, (ii) the Underwriters, (iii) the Person, if any, to which the Purchaser assigns its rights in and to a Mortgage Loan and each of their respective successors and assigns and (iv) each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") ((i) through (iv) collectively, the "Indemnified Party") against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the omission or the alleged omission to state therein the material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with (i) information furnished in writing to the Purchaser or any of its affiliates by the Originator or any of its affiliates specifically for use therein, which shall include, with respect to the Prospectus Supplement, the information set forth under the captions "Summary--The Mortgage Loans," "Risk Factors" (to the extent of information concerning the Mortgage Loans contained therein), "Description of the Mortgage Loans", or (ii) the data files containing information with respect to the Mortgage Loans as transmitted to the Purchaser by the Originator or any of its affiliates (as such transmitted information may have been amended in writing by the Originator or any of its affiliates with the written consent of the Purchaser subsequent to such transmission), (b) any representation, warranty or covenant made by the Originator or any affiliate of the Originator herein or in the Servicing Agreement, on which the Purchaser has relied, being, or alleged to be, untrue or incorrect or (c) any updated collateral information provided by any Underwriter to a purchaser of the Notes or Certificates derived from the data contained in clause (ii) and the Remittance Report or a current collateral tape obtained from the Originator or an affiliate of the Originator, including the current principal balances of the Mortgage Loans; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties or covenants of the Seller described in clause (a),
(b) or (c) above and (2) any other factual basis, the Originator shall indemnify and hold harmless the Indemnified Party only to the extent that the losses, claims, expenses, damages, or liabilities of the person or persons asserting the claim are determined to rise from or be based upon matters set forth in clause
(1) above and do not result from the negligence or willful misconduct of such

Indemnified Party. This indemnity shall be in addition to any liability that the Originator may otherwise have.

                  Section 5.2 LIMITATION ON LIABILITY OF THE ORIGINATOR AND THE SELLER. The Originator and the Seller shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Originator or Seller, as the case may be, herein. Neither the Originator, the Seller nor any of the directors or officers or employees or agents of the Originator or the Seller shall be under any liability to the Trust or the Noteholders for any action taken or for refraining from the taking of any action by the Seller or the Originator in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Originator or the Seller or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Originator or the Seller or by reason of its reckless disregard of its obligations and duties of the Originator or the Seller hereunder. The Originator or the Seller and any director or officer or employee or agent of the Originator or the Seller may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Originator or the Seller and any director or officer or employee or agent of any such party shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Originator or the Seller shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and that in its opinion, may involve it in any expense or liability; provided, however, that the Seller and the Originator may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust.


                                   ARTICLE VI

                                   TERMINATION

                  Section 6.1 TERMINATION. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Originator's indemnity obligations as provided herein, upon the termination of the Issuer pursuant to the terms of the Trust Agreement.


                                   ARTICLE VII

                              ADMINISTRATIVE DUTIES

                  Section 7.1 ADMINISTRATIVE DUTIES.

                  (a) DUTIES WITH RESPECT TO THE INDENTURE. The Originator (in such capacity, the "Administrator") shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Administrator shall consult with the Owner Trustee as the Administrator deems appropriate regarding the duties of the Issuer under the Indenture. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Administrator shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

                  (b)      DUTIES WITH RESPECT TO THE ISSUER.

                  (i) In addition to the duties of the Administrator set forth in this Agreement or any of the Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws (including, but not limited to, UCC filings in applicable jurisdictions and annual compliance certificates, if any), and at the request of the Owner Trustee, the Indenture Trustee or the Securities Administrator shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents. In accordance with the directions of the Issuer or the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Notes (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer, the Indenture Trustee, the Securities Administrator or the Owner Trustee.

                  (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee and Certificate Paying Agent in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in
Section 5.03 of the Trust Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Certificate Paying Agent pursuant to such provision.

                  (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; PROVIDED, HOWEVER, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer in any material respect than with terms made available to unrelated third parties.

                  (c) TAX MATTERS. The Administrator shall prepare, on behalf of the Owner Trustee, tax returns and information reports as required by the Code. The Administrator shall also prepare financial statements and such annual or other reports of the Issuer as are necessary for the Securities Administrator to prepare a Form 1099.

                  (d) NON-MINISTERIAL MATTERS. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee, the Indenture Trustee and the Securities Administrator of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee and the Securities Administrator shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                           (1) the amendment of or any supplement to the Indenture;

                           (2) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Mortgage Loans);

                           (3) the amendment, change or modification of this Agreement or any of the Basic Documents to which the Indenture Trustee, the Securities Administrator or the Owner Trustee, as applicable, is a party;

                           (4) the appointment of successor Certificate Paying Agents and successor Indenture Trustees or Securities Administrator pursuant to the Indenture or the appointment of a successor Servicer or Master Servicer or the consent to the assignment by the Certificate Registrar, Paying Agent, Indenture Trustee or Securities Administrator of its obligations under the Indenture; and

                           (5) the removal of the Indenture Trustee or the Securities Administrator.

                  (e) ORIGINATOR SHALL ACT AS ADMINISTRATOR. By execution of this Agreement, the Originator agrees to be bound as Administrator and shall perform the obligations of the Administrator as described herein.

                  Section 7.2 RECORDS. The Administrator shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee, the Securities Administrator and the Owner Trustee at any time during normal business hours.

                  Section 7.3 ADDITIONAL INFORMATION TO BE FURNISHED. The Administrator shall furnish to the Issuer, the Indenture Trustee, the Securities Administrator and the Owner Trustee from time to time such additional information regarding the Mortgage Loans and the Notes as the Issuer, the Indenture Trustee, the Securities Administrator or the Owner Trustee shall reasonably request.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.1 AMENDMENT. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser, which consent shall not be unreasonably withheld; provided, however, that any amendment of Article VII of this Agreement shall require the consent of the Issuer and the Owner Trustee.

                  Section 8.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 8.3 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered addressed as follows:

                  (i)      if to the Seller:
                                      Renaissance REIT Investment Corp.
                                      1000 Woodbury Road
                                      Woodbury, New York 11797
                                      Attention: Chief Financial Officer

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

                  (ii)     if to the Purchaser:
                                      Renaissance Mortgage Acceptance Corp.
                                      1000 Woodbury Road
                                      Woodbury, New York 11797
                                      Attention: Chief Financial Officer

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

                  (iii)    if to the Originator:
                                      Delta Funding Corporation
                                      1000 Woodbury Road

                                      Woodbury, New York 11797
                                      Attention: Chief Financial Officer

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

                  (iv)     if to the Owner Trustee:
                                      Wilmington Trust Company
                                      Rodney Square North
                                      1100 North Market Street
                                      Wilmington, Delaware 19890-0001
                                      Attention: Corporate Trust Administration

                  (v)      if to the Issuer:
                                      Renaissance Home Equity Loan Trust Series
                                      2005-1
                                      c/o Delta Funding Corporation
                                      1000 Woodbury Road
                                      Woodbury, New York 11797
                                      Attention: Morris Kutcher

                  (vi)     if to the Securities Administrator:
                                      Wells Fargo Bank, N.A.
                                      9062 Old Annapolis Road
                                      Columbia, Maryland 21045
                                      Attention: Corporate Trust Services--
                                      Renaissance HEL Trust 2005-1

                  (vi)     if to the Indenture Trustee:
                                      HSBC Bank USA, N.A.
                                      452 Fifth Avenue
                                      New York, New York 10018
                                      Attention: Corporate Trust/Renaissance HEL
                                      Trust 2005-1

                  Section 8.4 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 8.5 RELATIONSHIP OF PARTIES. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

                  Section 8.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

                  Section 8.7 FURTHER AGREEMENTS. The Purchaser, the Originator and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                  Section 8.8 INTENTION OF THE PARTIES. The Seller and the Purchaser agree that it is their intention that the sale of the Mortgage Loans to the Purchaser, and the Purchaser's sale of the Mortgage Loans to the Issuer pursuant to the Trust Agreement shall be treated for federal, stated and local tax purposes as a transfer directly by the Seller to the Issuer (with the Issuer's issuance of the Notes treated for federal, state and local tax purposes as the issuance by the Seller of indebtedness secured by the Mortgage Loans) and mutually covenant to report this and all related transactions for all federal, stated and local tax reporting purposes in a manner consistent with that intent. The Purchaser will have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal, stated and local tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

                  Section 8.9 SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE AGREEMENT. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Originator, the Purchaser and their respective successors and assigns. The obligations of the Seller and the Originator under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser's sole discretion. The parties hereto acknowledge that (i) the Purchaser is acquiring the Mortgage Loans for the purpose of selling them to the Issuer who will in turn pledge the Mortgage Loans to the Indenture Trustee for the benefit of the Noteholders and (ii) the Purchaser is acquiring the rights with respect to the Group I Interest Rate Cap Agreement and the NIMs Interest Rate Cap Agreement for the purpose of transferring them to the Issuer who will in turn assign these rights to the Indenture Trustee for the benefit of the Noteholders. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller and the Originator acknowledge and consent to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against the Seller and the Originator pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Seller and the Originator pursuant to this Agreement as assigned by the Purchaser and (ii) the assignment by the Issuer to the Indenture Trustee of such rights and to the enforcement or exercise of any right or remedy by the Indenture Trustee, or the Servicer or the Master Servicer acting pursuant to the Servicing Agreement, against the Seller and the Originator pursuant to this Agreement as assigned by the Issuer. Such enforcement of a right or remedy by the Issuer, the Owner Trustee, the Servicer, the Master Servicer, the Securities Administrator or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

                  Section 8.10 SURVIVAL. The representations and warranties made herein by the Seller and the Originator and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

                  Section 8.11 THIRD PARTY BENEFICIARY. Each of the Indenture Trustee, the Owner Trustee and the Issuer shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement.

                  IN WITNESS WHEREOF, the Seller, the Originator and the Purchaser have caused their names to be signed to this Mortgage Loan Sale and Contribution Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                                      RENAISSANCE MORTGAGE ACCEPTANCE CORP.
                                      as Purchaser


                                      By: /s/ Morris Kutcher
                                         -------------------------------------
                                      Name:   Morris Kutcher
                                      Title:  Vice President



                                      RENAISSANCE REIT INVESTMENT CORP.
                                      as Seller


                                      By: /s/ Morris Kutcher
                                         -------------------------------------
                                      Name:   Morris Kutcher
                                      Title:  Vice President



                                      DELTA FUNDING CORPORATION
                                      as Originator


                                      By: /s/ William Walter
                                         -------------------------------------
                                      Name:   William Walter
                                      Title:  Senior Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                (FILED MANUALLY)



                                       A-1